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                                                                     Exhibit 19


                          STRONG ADVANTAGE FUND, INC.

                                 (Registrant)

                              POWER OF ATTORNEY

     Each person whose signature appears below, constitutes and appoints John Dragisic, Thomas P. Lemke, Lawrence A. Totsky, Stephen J. Shenkenberg, and John
S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and attorney to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

        NAME                         TITLE                      DATE
        ----                         -----                      ----
                      President of the Board (Principal Executive
                      Officer and acting Principal Financial and
/s/John Dragisic      Accounting Officer) and a Director         June 26, 1997
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John Dragisic

/s/Richard S. Strong  Chairman of the Board and a Director       June 26, 1997
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Richard S. Strong

/s/Marvin E. Nevins   Director                                   June 26, 1997
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Marvin E. Nevins

/s/Willie D. Davis    Director                                   June 26, 1997
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Willie D. Davis

/s/William F. Vogt    Director                                   June 26, 1997
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William F. Vogt

/s/Stanley Kritzik    Director                                   June 26, 1997
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Stanley Kritzik